Van Kampen
Limited Maturity
Government Fund
SEMIANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                SIX-MONTH DIVIDEND HISTORY       6
                          ASSET ALLOCATION       6
                       COUPON DISTRIBUTION       6
           Q&A WITH YOUR PORTFOLIO MANAGER       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      30
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

Long-term investment strategies can
help you
cope with
uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds
  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
  NAV(1)                                  3.52%           3.30%      3.55%
------------------------------------------------------------------------------
Six-month total return(2)                 1.22%           1.30%      2.80%
------------------------------------------------------------------------------
One-year total return(2)                  5.82%           5.89%      7.22%
------------------------------------------------------------------------------
Five-year average annual total
  return(2)                               4.99%           4.79%      4.81%
------------------------------------------------------------------------------
Ten-year average annual total
  return(2)                               4.60%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.54%           4.18%(3)    4.10%
------------------------------------------------------------------------------
Commencement date                      06/16/86        11/05/91   05/10/93
------------------------------------------------------------------------------
Distribution rate(4)                      5.63%           5.18%      5.32%
------------------------------------------------------------------------------
SEC Yield(5)                              5.00%           4.65%      4.65%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (2.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (2.25% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended June 30, 2001. Had certain expenses of the Fund not been assumed by Van Kampen Asset Management Inc., total returns would have been lower and the SEC Yield would have been 4.80%, 4.45%, and 4.45% for Classes A, B, and C, respectively.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies, or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Fund's portfolio. Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/01                                                                            0.0575
2/01                                                                            0.0575
3/01                                                                            0.0575
4/01                                                                            0.0575
5/01                                                                            0.0575
6/01                                                                            0.0575

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2001                    DECEMBER 31, 2000
                                                                       -------------                    -----------------
Treasury Notes/Bonds                                                       37.60                              20.00
FHLMC                                                                      37.20                              12.30
CMOs                                                                       10.10                              30.30
Asset-Backed Securities                                                     8.50                              13.70
GNMA                                                                        2.50                               4.30
ARMs                                                                        2.10                               3.70
FNMA                                                                        2.00                              15.70

COUPON DISTRIBUTION

(as a percentage of long-term investments--June 30, 2001)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                   55.50
6-6.9%                                                                           25.00
7-7.9%                                                                            5.30
8-8.9%                                                                            1.20
9-9.9%                                                                            1.50
10% or more                                                                      11.50

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. TED
V. MUNDY III, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1994 AND HAS
WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THE FOLLOWING DISCUSSION
REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD
ENDED JUNE 30, 2001.

Q  HOW WOULD YOU DESCRIBE THE
   MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW
   DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The Federal Reserve Board (the
"Fed") has been cutting short-term interest rates since the first week in January, hoping to stimulate spending and business activity in a slumping economy. Since then, the Fed has lowered the target federal funds rate on six separate occasions, resulting in a cumulative reduction of two-and-three-quarter percentage points.

    The result of these cuts has been declining short-term interest rates, which has been a positive factor for the performance of existing short- to intermediate-term fixed-income securities.

    As short-term rates have come down, the yield curve has reverted back to a positive slope, after being inverted coming into the year (in other words, short-term rates were generally higher than long-term rates, which is the opposite of what normally occurs). For example, the yield on the 2-year Treasury note dropped from 5.10 percent on December 31, 2000, to just 4.24 percent on June 30, 2001. In comparison, the yield on the 30-year Treasury bond started the period at 5.46 percent and ended at 5.76 percent. Therefore, while long-term rates actually rose, short-term rates fell, which provided a bit of a boost to the performance of funds with a concentration of assets in securities with shorter maturities. In fact, the 1- to 3-year sector has been the top-performing sector over the past six months, so market conditions were more favorable for this type of fund.

    This environment has favored mortgage-backed securities, which have generally outperformed Treasuries and government agency securities over the first half of the year. Declining rates, however, have increased prepayment activity on outstanding mortgages as homeowners took advantage of lower borrowing costs by refinancing their mortgages. This accelerated the prepayment rate of many of the mortgage pools that make up the mortgage-backed securities that the fund invests in. As a result, funds such as this experience a premature return of invested principal, which must then be reinvested at the lower prevailing rates available in the marketplace.

    Investor demand for government and mortgage securities could be interpreted as a reaction to increased volatility in the stock market and concerns that a slowing national economy could continue to erode corporate earnings, making it more difficult for heavily leveraged companies to honor their debt obligations. We believe investor demand for high-quality fixed-income investments has resulted in assets shifting out of stocks and into this market segment, adding price support in the government and investment-grade markets.

    For the reporting period, the
fund generated a total return of 3.52 percent. This reflects a monthly dividend that was unchanged during the past six months and an increase in net asset value from $11.91 per share on December 31, 2000, to $11.98 per share on June 30, 2001.

    The fund continued to provide shareholders with an attractive level of income, as its monthly dividend of $.0575 per share translates to a distribution rate of 5.63 percent based on the fund's maximum offering price as of June 30, 2001.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 2.25 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index produced a total return of 3.99 percent for the same period. The Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index is an unmanaged, broad-based statistical composite of U.S. Government bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q  WHAT SPECIFIC STRATEGIES
   DID YOU EMPLOY IN
   MANAGING THE PORTFOLIO?

A   Early in the year, we had taken a
defensive stance with regard to mortgage-backed securities. In February and March, however, we began to shift assets into this market segment, creating a larger position in mortgages, which contributed to the positive performance of the fund.

    Within this declining rate environment, we were very selective in adding new mortgage-backed positions.

In keeping with the interest rate exposure appropriate for this fund and to protect against disadvantageous prepayment behavior, only shorter-term securities backed by low-coupon mortgages were added.

    Also, we increased the fund's weighting in government agency securities along the shorter end of the yield curve. This portion of the market benefited from the Fed's moves to push down short-term interest rates (remember, as the price of a bond goes up, its yield goes down, and vice versa).

    Later in the second quarter, we expected a pullback in the mortgage sector, so we reduced our positions there and moved additional assets into agency securities. As of June 30, 2001, the fund's portfolio composition was 37.6 percent of long-term investments in Treasuries, 31.5 percent of long-term investments in agency securities, and 22.4 in mortgage-backed securities.

    By definition, the fund has a high concentration of assets at the shorter end of the maturity spectrum (its average maturity as of June 30, 2001, was 1.8 years). The fund's duration (a measure of its sensitivity to changes in interest rates) is a relatively low 1.6 years, so its behavior has been similar to the 2-year Treasury note. In different environments, this has been achieved by holding a combination of 5-year securities and shorter-term securities or cash equivalents, resulting in a portfolio that mimics a 2-year security. More recently, the fund has been investing directly in 2-year securities, creating a portfolio structure that has been a key factor in the fund's strong performance over the reporting period.

Q  WHAT IS YOUR OUTLOOK FOR
   THE MARKET AND THE FUND
   IN THE MONTHS AHEAD?

A   At the close of the period, we were
generally optimistic about the long-term prospects for the fixed-income markets. We may see a more stable market moving forward, as the end of the Fed's easing cycle appears imminent. It appears the market is already pricing in further interest rate cuts by the Fed, anticipating perhaps another one or two cuts of 25 basis points each.

    It seems likely that employment will be sluggish and consumer spending may drag until the effects of this year's rate cuts take full effect (which historically has taken six months or more). Also, the government's new tax plan could boost the confidence level of investors later on in the third quarter and into the fourth quarter.

    In the near term, we will consider allocating a greater portion of the fund to mortgage-backed securities as interest rates level off. We do not foresee another significant prepayment wave in mortgages, unless we see 30-year mortgages come down closer to the 6.5 percent range.

    Also, even as the Fed ends its easing of short-term interest rates, we believe the yield curve is likely to remain biased towards a steep profile, favoring a shift into short-intermediate to intermediate-term securities.

    Overall, the prospects for greater rate stability and an eventual rebound in the economy may bode well for fixed-income investors. If the stock markets continue to founder, the bond markets could provide an attractive investment alternative.

    As of July 24, 2001, the fund is managed by the High Grade team of Van Kampen Asset Management Inc. (the "Adviser"). The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

LEVERAGE: An investment strategy that involves using borrowed money to finance an investment. Leveraging involves certain risks, including the potential for increased volatility.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                         COUPON          MATURITY            VALUE

          ADJUSTABLE RATE MORTGAGE BACKED
          SECURITIES  2.0%
$   41    Federal Home Loan Mortgage Corp.
          Pools.............................   9.925%         02/01/18         $    41,100
   410    Federal National Mortgage
          Association Pools.................   7.620          03/01/19             415,864
   928    Federal National Mortgage
          Association Pools.................   7.662          09/01/19             945,744
                                                                               -----------
          TOTAL ADJUSTABLE RATE MORTGAGE BACKED SECURITIES..................     1,402,708
                                                                               -----------

          ASSET BACKED SECURITIES  8.0%
 2,500    First USA Credit Card Master Trust
          (Variable Rate Coupon)............   4.100          10/19/06           2,503,900
 2,500    MBNA Master Credit Card Trust
          II................................   4.130          02/15/06           2,500,375
   615    PacificAmerica Home Equity Loan
          (Variable Rate Coupon)............   4.070          12/25/27             612,954
                                                                               -----------
          TOTAL ASSET BACKED SECURITIES.....................................     5,617,229
                                                                               -----------

          COLLATERALIZED MORTGAGE
          OBLIGATIONS  9.5%
 2,000    Federal National Mortgage
          Association (REMIC) (a)...........   5.500          06/25/21           1,990,840
 2,000    Federal National Mortgage
          Association (REMIC)...............   6.000          04/25/13           2,027,080
 2,695    Government National Mortgage
          Association Pools (REMIC).........   4.230          09/16/19           2,688,062
                                                                               -----------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.........................     6,705,982
                                                                               -----------

          MORTGAGE BACKED SECURITIES  9.6%
    33    Federal Home Loan Mortgage Corp.
          15 Year Pools.....................   9.500          12/01/01              34,710
 3,100    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   5.500          05/15/05           3,121,266

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                         COUPON          MATURITY            VALUE
          MORTGAGE BACKED SECURITIES
          (CONTINUED)
$  563    Federal Home Loan Mortgage Corp.
          30 Year Pools.....................   9.250%         12/01/15         $   606,204
   721    Federal National Mortgage
          Association 30 Year Pools.........   8.500    05/01/21 to 04/01/25       765,309
   176    Federal National Mortgage
          Association 30 Year Pools.........   9.500    07/01/11 to 09/01/20       187,337
   343    Federal National Mortgage
          Association 30 Year Pools.........  10.000          05/01/21             381,662
 1,045    Government National Mortgage
          Association 30 Year Pools.........   7.500    06/15/28 to 08/15/28     1,072,321
    45    Government National Mortgage
          Association 30 Year Pools.........   8.500    06/15/16 to 01/15/17        48,261
   103    Government National Mortgage
          Association 30 Year Pools.........   9.500    03/15/16 to 01/15/19       113,444
   182    Government National Mortgage
          Association 30 Year Pools.........  10.000    03/15/16 to 04/15/19       202,377
    56    Government National Mortgage
          Association 30 Year Pools.........  10.500    05/15/13 to 02/15/18        60,024
   109    Government National Mortgage
          Association 30 Year Pools.........  11.000          11/15/18             123,679
                                                                               -----------
          TOTAL MORTGAGE BACKED SECURITIES 9.6%.............................     6,716,594
                                                                               -----------

          UNITED STATES GOVERNMENT AGENCY
          OBLIGATIONS  29.7%
 8,150    Federal Home Loan Mortgage 30 Year
          Pools (a).........................   5.000          01/15/04           8,174,205
 2,000    Federal Home Loan Mortgage
          Association Pools.................   5.250          02/15/04           2,016,000
 1,000    Federal Home Loan Mortgage
          Association Pools.................   7.375          05/15/03           1,049,650
 3,400    Federal Home Loan Mortgage Corp.
          Pools.............................   5.500          06/15/04           3,416,456
 6,000    Federal Home Loan Mortgage Corp.
          Pools.............................   6.375          11/15/03           6,211,920
                                                                               -----------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.................    20,868,231
                                                                               -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                         COUPON          MATURITY            VALUE
          UNITED STATES TREASURY
          OBLIGATIONS  35.5%
$4,300    United States Treasury Bonds
          (a)...............................  11.625%         11/15/02         $ 4,725,141
 2,000    United States Treasury Bonds......  14.250          02/15/02           2,128,000
 1,000    United States Treasury Notes
          (a)...............................   5.625          11/30/02           1,020,790
 8,500    United States Treasury Notes......   5.750          08/15/03           8,742,250
 3,600    United States Treasury Notes......   6.250          02/15/03           3,714,840
 4,500    United States Treasury Notes......   6.625          05/31/02           4,612,545
                                                                               -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS....................................    24,943,566
                                                                               -----------

TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $65,783,087)........................................................    66,254,310

REPURCHASE AGREEMENT  1.2%
UBS Securities ($880,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on 07/02/01 at
$880,290) (Cost $880,000)...................................................       880,000
                                                                               -----------

TOTAL INVESTMENTS  95.5%
  (Cost $66,663,087)........................................................    67,134,310

OTHER ASSETS IN EXCESS OF LIABILITIES  4.5%.................................     3,135,471
                                                                               -----------

NET ASSETS  100.0%..........................................................   $70,269,781
                                                                               ===========

(a) Assets segregated as collateral for open futures and forward transactions.

REMIC--Real Estate Mortgage Investment Conduits

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $66,663,087)........................    $67,134,310
Receivables:
  Fund Shares Sold..........................................      2,584,673
  Interest..................................................        873,479
  Investments Sold..........................................         23,839
Other.......................................................        128,353
                                                                -----------
    Total Assets............................................     70,744,654
                                                                -----------
LIABILITIES:
Payables:
  Income Distributions......................................        109,791
  Fund Shares Repurchased...................................         93,801
  Distributor and Affiliates................................         39,854
  Investment Advisory Fee...................................         10,940
  Custodian Bank............................................          8,716
  Variation Margin on Futures...............................          2,344
Trustees' Deferred Compensation and Retirement Plans........        163,910
Accrued Expenses............................................         44,883
Forward Commitments.........................................            634
                                                                -----------
    Total Liabilities.......................................        474,873
                                                                -----------
NET ASSETS..................................................    $70,269,781
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $76,593,403
Net Unrealized Appreciation.................................        654,823
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (537,069)
Accumulated Net Realized Loss...............................     (6,441,376)
                                                                -----------
NET ASSETS..................................................    $70,269,781
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $35,369,237 and 2,951,948 shares of
    beneficial interest issued and outstanding).............    $     11.98
    Maximum sales charge (2.25%* of offering price).........            .28
                                                                -----------
    Maximum offering price to public........................    $     12.26
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $26,871,080 and 2,226,072 shares of
    beneficial interest issued and outstanding).............    $     12.07
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,029,464 and 667,755 shares of
    beneficial interest issued and outstanding).............    $     12.02
                                                                ===========

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,407,149
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $34,794, $66,088 and $14,944,
  respectively).............................................     115,826
Investment Advisory Fee.....................................     110,959
Shareholder Services........................................      41,782
Shareholder Reports.........................................      25,162
Registration and Filing Fees................................      23,849
Accounting..................................................      22,385
Trustees' Fees and Related Expenses.........................      12,065
Custody.....................................................       8,541
Legal.......................................................         799
Other.......................................................      11,543
                                                              ----------
    Total Expenses..........................................     372,911
    Investment Advisory Fee Reduction.......................      55,480
    Less Credits Earned on Cash Balances....................       2,799
                                                              ----------
    Net Expenses............................................     314,632
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,092,517
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  299,631
  Futures...................................................      19,952
  Forward Commitments.......................................       2,754
                                                              ----------
Net Realized Gain...........................................     322,337
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     113,210
                                                              ----------
  End of the Period:
    Investments.............................................     471,223
    Futures.................................................      (2,698)
    Forward Commitments.....................................        (634)
                                                              ----------
                                                                 467,891
                                                              ----------
Net Unrealized Appreciation During the Period...............     354,681
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  677,018
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,769,535
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                  SIX MONTHS ENDED       YEAR ENDED
                                                   JUNE 30, 2001      DECEMBER 31, 2000
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  1,092,517        $  2,621,592
Net Realized Gain/Loss...........................        322,337            (262,585)
Net Unrealized Appreciation During the Period....        354,681             509,228
                                                    ------------        ------------
Change in Net Assets from Operations.............      1,769,535           2,868,235
                                                    ------------        ------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................       (889,133)         (1,856,883)
  Class B Shares.................................       (527,360)           (434,849)
  Class C Shares.................................       (124,003)           (161,030)
                                                    ------------        ------------
Total Distributions..............................     (1,540,496)         (2,452,762)
                                                    ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        229,039             415,473
                                                    ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     59,094,136          30,595,795
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        996,797           1,607,752
Cost of Shares Repurchased.......................    (33,648,345)        (40,430,454)
                                                    ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     26,442,588          (8,226,907)
                                                    ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     26,671,627          (7,811,434)
NET ASSETS:
Beginning of the Period..........................     43,598,154          51,409,588
                                                    ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($537,069) and $97,842, respectively)..........   $ 70,269,781        $ 43,598,154
                                                    ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX
                                      MONTHS
                                       ENDED                  YEAR ENDED DECEMBER 31,
CLASS A SHARES                       JUNE 30,     ------------------------------------------------
                                    2001 (a)(b)   2000 (a)   1999 (a)   1998 (a)    1997     1996
                                    --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $11.91       $11.78     $12.16     $12.19    $12.15   $12.41
                                      ------       ------     ------     ------    ------   ------
  Net Investment Income............      .24          .73        .64        .68       .69      .63
  Net Realized and Unrealized
    Gain/Loss......................      .18          .10       (.38)      (.04)      .01     (.23)
                                      ------       ------     ------     ------    ------   ------
Total from Investment Operations...      .42          .83        .26        .64       .70      .40
Less Distributions from and in
  Excess of Net Investment
  Income...........................      .35          .70        .64        .67       .66      .66
                                      ------       ------     ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $11.98       $11.91     $11.78     $12.16    $12.19   $12.15
                                      ======       ======     ======     ======    ======   ======

Total Return* (c)..................    3.52%**      7.25%      2.22%      5.40%     5.92%    3.34%
Net Assets at End of the Period (In
  millions)........................   $ 35.4       $ 30.3     $ 37.0     $ 35.2    $ 39.4   $ 40.2
Ratio of Expenses to Average Net
  Assets* (d)......................     .96%        1.13%      1.42%      1.42%     1.32%    1.45%
Ratio of Net Investment Income to
  Average Net Assets*..............    4.14%        6.26%      5.40%      5.61%     5.68%    5.23%
Portfolio Turnover (Excluding
  Forward Purchase Commitments)....      94%**       243%       153%       249%      175%     260%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d).......................    1.16%        1.33%      1.47%        N/A       N/A    1.47%
Ratio of Net Investment Income to
  Average Net Assets...............    3.94%        6.06%      5.35%        N/A       N/A    5.21%

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets from 5.70% to 4.14%. Per share, ratios, and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended June 30, 2001 and the year ended December 31, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX
                                      MONTHS
                                       ENDED                    YEAR ENDED DECEMBER 31,
CLASS B SHARES                       JUNE 30,     ----------------------------------------------------
                                    2001 (a)(b)   2000 (a)   1999 (a)   1998 (a)   1997 (a)   1996 (a)
                                    ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $11.98       $11.82     $12.20     $12.22     $12.17     $12.43
                                      ------       ------     ------     ------     ------     ------
  Net Investment Income............      .23          .69        .55        .59        .60        .55
  Net Realized and Unrealized
    Gain/Loss......................      .17          .08       (.38)      (.04)       .01       (.24)
                                      ------       ------     ------     ------     ------     ------
Total from Investment Operations...      .40          .77        .17        .55        .61        .31
Less Distributions from and in
  Excess of Net Investment
  Income...........................      .31          .61        .55        .57        .56        .57
                                      ------       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $12.07       $11.98     $11.82     $12.20     $12.22     $12.17
                                      ======       ======     ======     ======     ======     ======

Total Return* (c)..................    3.30%**      6.79%      1.42%      4.65%      5.08%      2.69%
Net Assets at End of the Period (In
  millions)........................   $ 26.9       $ 10.5     $  9.9     $ 12.4     $ 16.2     $ 22.5
Ratio of Expenses to Average Net
  Assets* (d)......................    1.38%        1.57%      2.18%      2.19%      2.11%      2.19%
Ratio of Net Investment Income to
  Average Net Assets*..............    3.68%        5.82%      4.64%      4.82%      4.92%      4.50%
Portfolio Turnover (Excluding
  Forward Purchase Commitments)....      94%**       243%       153%       249%       175%       260%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d).......................    1.58%        1.77%      2.23%        N/A        N/A      2.22%
Ratio of Net Investment Income to
  Average Net Assets...............    3.48%        5.62%      4.59%        N/A        N/A      4.47%

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets from 5.24% to 3.68%. Per share, ratios, and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 2%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended June 30, 2001 and the year ended December 31, 1999.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        SIX
                                      MONTHS
                                       ENDED                  YEAR ENDED DECEMBER 31,
CLASS C SHARES                       JUNE 30,     ------------------------------------------------
                                    2001 (a)(b)   2000 (a)   1999 (a)   1998 (a)    1997     1996
                                    --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $11.95       $11.81     $12.18     $12.21    $12.16   $12.42
                                      ------       ------     ------     ------    ------   ------
  Net Investment Income............      .21          .66        .55        .58       .60      .55
  Net Realized and Unrealized
    Gain/Loss......................      .18          .13       (.37)      (.03)      .01     (.25)
                                      ------       ------     ------     ------    ------   ------
Total from Investment Operations...      .39          .79        .18        .55       .61      .30
Less Distributions from and in
  Excess of Net Investment
  Income...........................      .32          .65        .55        .58       .56      .56
                                      ------       ------     ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $12.02       $11.95     $11.81     $12.18    $12.21   $12.16
                                      ======       ======     ======     ======    ======   ======

Total Return* (c)..................    3.55%**      6.62%      1.54%      4.57%     5.17%    2.62%
Net Assets at End of the Period (In
  millions)........................   $  8.0       $  2.9     $  4.6     $  3.3    $  4.2   $  4.7
Ratio of Expenses to Average Net
  Assets* (d)......................    1.38%        1.57%      2.17%      2.19%     2.10%    2.20%
Ratio of Net Investment Income to
  Average Net Assets*..............    3.68%        5.79%      4.65%      4.76%     4.92%    4.48%
Portfolio Turnover (Excluding
  Forward Purchase Commitments)....      94%**       243%       153%       249%      175%     260%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d).......................    1.58%        1.77%      2.23%        N/A       N/A    2.22%
Ratio of Net Investment Income to
  Average Net Assets...............    3.48%        5.59%      4.60%        N/A       N/A    4.45%

 ** Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08, and decrease the ratio of net investment income to average net assets from 5.24% to 3.68%. Per share, ratios, and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of .75%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .65% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended June 30, 2001 and the year ended December 31, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital. The Fund invests primarily in securities (including mortgage-related securities) issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C Shares commenced on November 5, 1991 and May 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities of a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $186,932 reduction in cost of securities and a corresponding $186,932 increase in net unrealized appreciation based on securities held by the Fund on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $432,314; increase net unrealized appreciation by $410,183, and increase net realized gains by $22,131. The Statement of Changes

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $6,685,859, which will expire between December 31, 2001 and December 31, 2008. Of this amount, $1,405,585 will expire on December 31, 2001. Net realized loss may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to straddle positions.

    At June 30, 2001, for federal income tax purposes the cost of long- and short-term investments is $67,073,270, the aggregate gross unrealized appreciation is $302,541 and the aggregate gross unrealized depreciation is $241,501, resulting in net unrealized appreciation on long- and short-term investments of $61,040.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income and the distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Fund's custody fee was reduced by $2,799 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................      0.400%
Next $500 million...........................................      0.375%
Over $1 billion.............................................      0.350%

    For the six months ended June 30, 2001, the Adviser voluntarily waived $55,480 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Fund recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $10,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of accounting expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $29,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $91,069 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $44,030,306, $25,071,041 and $7,492,056 for
Classes A, B and C, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,451,815    $ 29,437,629
  Class B.................................................   1,735,898      20,981,017
  Class C.................................................     719,407       8,675,490
                                                            ----------    ------------
Total Sales...............................................   4,907,120    $ 59,094,136
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      50,840    $    610,008
  Class B.................................................      25,643         309,737
  Class C.................................................       6,401          77,052
                                                            ----------    ------------
Total Dividend Reinvestment...............................      82,884    $    996,797
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,092,539)   $(25,119,352)
  Class B.................................................    (409,092)     (4,940,967)
  Class C.................................................    (298,177)     (3,588,026)
                                                            ----------    ------------
Total Repurchases.........................................  (2,799,808)   $(33,648,345)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At December 31, 2000, capital aggregated $39,102,021, $8,721,254 and $2,327,540 for Classes A, B and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,486,626    $ 17,493,569
  Class B.................................................     869,371      10,302,039
  Class C.................................................     237,290       2,800,187
                                                            ----------    ------------
Total Sales...............................................   2,593,287    $ 30,595,795
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     105,126    $  1,237,986
  Class B.................................................      22,143         262,108
  Class C.................................................       9,128         107,658
                                                            ----------    ------------
Total Dividend Reinvestment...............................     136,397    $  1,607,752
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,186,680)   $(25,725,825)
  Class B.................................................    (853,335)    (10,070,808)
  Class C.................................................    (393,534)     (4,633,821)
                                                            ----------    ------------
Total Repurchases.........................................  (3,433,549)   $(40,430,454)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2001 and the year ended December 31, 2000, 18,016 and 237,236 Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2001 and the year ended December 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   2.00%           .75%
Second......................................................   1.50%           None
Third.......................................................   1.00%           None
Fourth......................................................    .50%           None
Fifth and Thereafter........................................    None           None

    For the six months ended June 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $4,300 and CDSC on redeemed shares of approximately $45,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns, excluding short-term investments and forward commitment transactions, were $68,995,488 and $52,472,353, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract or forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated to under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2001 were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................        22
Futures Opened..............................................        99
Futures Closed..............................................      (106)
                                                                  ----
Outstanding at June 30, 2001................................        15
                                                                  ====

    The futures contracts outstanding as of June 30, 2001, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  US Treasury Notes 5 year Futures, September 2001 (Current
    Notional Value $103,344 per contract)                        15           $(2,698)
                                                                 ==           =======

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

forward commitments. The following forward commitment was outstanding as of June 30, 2001.

                                                                            UNREALIZED
PAR AMOUNT                                                     CURRENT     APPRECIATION/
(000)       LONG CONTRACTS:                                     VALUE      DEPRECIATION
$450        FNMA July Forward, 7.500%......................    $459,140        $(634)
                                                               ========        =====

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of 0.25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to .15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to .65% of the average daily net assets attributable to such class of shares. Included in these fees for the six months ended June 30, 2001, are payments retained by Van Kampen of approximately $51,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser of approximately $1,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIMITED MATURITY
GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
30, 130, 230                                                     3572H01-AP-8/01
LTMG SAR 8/01